Exhibit 99.1—Shareholder Presentation from the Annual Meeting of Shareholders on May 16, 2018

ANNUAL SHAREHOLDERS MEETING May 16, 2018

SLIDE 1: EXPERIENCE MATTERS

experience
matters
welcome to the annual shareholders meeting
INSURANCE
18

- Welcome to our Annual Meeting of Shareholders.
- To the best of my knowledge, this is first time in our history that we've held our meeting offsite, so I thank you for joining us at our new location.
- This year, we chose "Experience Matters" for our theme, as 2017 presented the insurance industry and UFG with a broad range of challenges.
- But, as with every challenge we face as a company, we turn to our more than 70 years of experience to see us through.

SLIDE 2: INDUSTRY CHALLENGES

Putting our experience to good use

experience
matters
INDUSTRY CHALLENGES
Putting our experience to good use
2018

- Last year, we dealt with hurricanes in Texas, Florida and Puerto Rico; wildfires in California; and a continued rise in the frequency and severity of auto losses.
- Though these events impacted our financial results, we put our experience to good use in overcoming them—quickly responding to catastrophes and promptly adapting to market conditions to lessen the impact.

SLIDE 3: HURRICANE LOSSES

Costliest year on record for weather disasters

experience
matters
HURRICANE LOSSES
Costliest year on record for weather disasters
2018

- According to the NOAA, 2017 was the costliest year on record for weather disasters in the U.S., primarily driven by hurricane losses.
- These hurricanes brought one extreme after another, with:
  - Harvey dumping 60 inches of rain in parts of southeastern Texas,
  - Irma making landfall in the Florida Keys with maximum sustained winds of 130 mph, and
  - Maria intensifying from a Category 1 storm to a Category 5 storm in only 15 hours.

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ufg INSURANCE ANNUAL SHAREHOLDERS MEETING May 16, 2018

SLIDE 4: AUTO LOSSES

Returning our auto business to profitability

experience matters
AUTO LOSSES
Returning our auto business to profitability
2018
ufg

- We also dealt with rising auto losses in 2017, though we started to see an improvement toward the end of the year.
- To combat auto losses, we are focusing on tightening our underwriting and increasing our pricing, particularly on marginally performing accounts.
- In addition, on accounts with a significant auto exposure, we are concentrating on verifying that these businesses have acceptable vehicle-use policies in place.
- With these initiatives, we fully expect to return our auto lines of business back to our desired level of profitability. But, we still have some work to do.

SLIDE 5: LOSS EXPERIENCE

Combination of hurricane and auto losses took toll

experience matters
LOSS EXPERIENCE
Combination of hurricane and auto losses took toll
2018
ufg

- On their own, the hurricane and auto losses were manageable for UFG, but the combination of the two took a toll on our performance in 2017.
- Even so, I am proud of the way we responded to the challenges.
- We continued to fulfill our insurance commitments; advance our products and services; progress toward our vision goals; and protect the interests of our policyholders, agents, employees and shareholders.

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ANNUAL SHAREHOLDERS MEETING May 16, 2018

SLIDE 6: STOCK EXPERIENCE

UFCS stock price more than doubled in five years

experience matters
STOCK EXPERIENCE
UFCS stock price more than doubled in five years
2018
$52.56
5/10/18

- These efforts toward sustainable growth and profitability are reflected in our stock performance over the years.
- Between 2012 and 2017, our stock price more than doubled, with our book value growing at an average annual rate of 6.2%.
- And just last week, our stock price reached a 52-week high of $52.56.
- We're also proud to note that this March we declared and paid our 200th consecutive quarterly dividend to shareholders, dating back to March 1968.
- In the year ahead, we plan to continue taking steps to strengthen our financial position and enhance our shareholder value—and we're off to a great start.

SLIDE 7: FIRST QUARTER

Results in line with historical performance

experience matters
FIRST QUARTER
Results in line with historical performance
2018
Combined Ratio
Net Income
Operating Income
95.3% 93.5%
$0.65 $1.80
$0.62 $1.00

- Earlier this month, we released our first-quarter financial results. Historically, our first-quarter results are strong and, as you can see, the first quarter of 2018 was no exception.
- We reported a combined ratio of 93.5%, net income per share of $1.80 and operating income per share of $1.00.
- It was also a relatively quiet quarter for catastrophes, adding 1.4 points to the combined ratio, which was lower than our 10-year historical average of 2.6 points for the first quarter.
- But, while a good first quarter is definitely better than a bad first quarter, it often doesn't foretell our results for the rest of the year. So, don't get excited just yet.
- At the end of the first quarter, we completed the $280-million-dollar sale of our life insurance subsidiary, which we believe will allow us to dedicate all of our resources to the continued success of our property-casualty and surety operations going forward.

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ufg INSURANCE ANNUAL SHAREHOLDERS MEETING May 16, 2018

SLIDE 8: CONSTRUCTION UPDATE
Expanding our corporate headquarters

experience matters
CONSTRUCTION UPDATE
2018
Expanding our corporate headquarters

- To accommodate our growth, we are far in the process of expanding our downtown corporate headquarters with a new 10-story building.
- This project involves the renovation of the historic American Building and the adjacent construction of a brand-new building, both of which will stand connected on First Avenue.
- On April 30, we celebrated the placement of the last steel beam with a special “topping out” event. This marked the completion of a major phase of our construction and, if all continues as planned, the building will be ready for occupancy in December.

SLIDE 9: CONSTRUCTION UPDATE
Expanding our corporate headquarters

experience matters
CONSTRUCTION UPDATE
2018
Expanding our corporate headquarters

- We are also in the process of converting the former May’s Drug space to a parking lot and expanding our four-story Tacoma building with the construction of a new adjoining four-story building.
- On the screen is what everything will look like once it is complete. We thank our downtown community for their continued patience and support as we expand and improve our headquarters, making the best possible use of the space we have.
- And finally, I would like to share two important initiatives underway at UFG that reflect our commitment to being *both* a financially strong company and a socially responsible one.

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ufg INSURANCE ANNUAL SHAREHOLDERS MEETING May 16, 2018

SLIDE 10: OASIS INITIATIVE

Transforming the way we do business

experience matters
OASIS INITIATIVE
2018
Transforming the way we do business
OASIS
initiative

- First, we've embarked on a major multi-year initiative to modernize our policy processing system. We've named the initiative OASIS, which stands for: Optimizing Achievement with a Strategic Insurance System.
- Though we are in the early development stages of OASIS, once in place, we expect this new system to transform the way we do business.
- We expect it will allow us to issue policies more efficiently, access data more readily and enhance the ease of doing business for our agents and policyholders.
- OASIS is one of the biggest projects UFG has ever undertaken and one that we believe will definitely help our profitability in the future.

SLIDE 11: WORTH IT

Reducing losses and saving lives

experience matters
WORTH IT
2018
Reducing losses and saving lives

- The second initiative to share with you is *Worth It*, our distracted driving program aimed at preventing auto accidents and saving lives. Because we know that distracted driving is a contributing factor in many accidents.
- At **ufgWorthIt.com**, we've created a variety of tools and resources to help end distracted driving, including pledge forms, presentations, posters and videos—you can even book one of our speakers for an event.
- We believe that *Worth It* has the potential to make a positive and lasting difference, not only in our loss ratios but in the lives of our customers, agents, employees, community members–and all of you here today.

SLIDE 12: WHAT'S WORTH IT TO YOU?

experience matters
WHAT'S WORTH IT TO YOU?
2018
Reducing losses and saving lives
WORTH IT.

- To conclude my presentation, we'll view our *Worth It* commercial that was produced to spread our important message on distracted driving.
- Afterwards, I encourage you to take this opportunity to sign our pledge form and tell us why life is worth it to you and distracted driving is not.
- I will start by saying that my wife, Lisa, and our two children are worth it to me.

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Definitions of Non-GAAP Information and Reconciliations to Comparable GAAP Measures
United Fire Group, Inc. (the “Company” or "UFG") prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Management also uses certain non-GAAP measures to evaluate its operations and profitability. As further explained below, management believes that disclosure of certain non-GAAP financial measures enhances investor understanding of our financial performance. Non-GAAP financial measures disclosed in this report include: net income per diluted share excluding the impact of the Tax Cuts and Jobs Act and adjusted operating income. The Company has provided the following definitions and reconciliations of the non-GAAP financial measures:
Adjusted operating income: Adjusted operating income is calculated by excluding net realized investment gains and losses after applicable federal and state income taxes from net income. Management believes adjusted operating income is a meaningful measure for evaluating insurance company performance. Investors and equity analysts who invest and report on the insurance industry and the Company generally focus on this metric in their analyses because it represents the results of the Company's normal, ongoing performance. The Company recognizes that adjusted operating income is not a substitute for measuring GAAP net income, but believes it is a useful supplement to GAAP information.

Net Income Reconciliation
	Three Months Ended December 31,			Twelve Months Ended December 31,
(In Thousands, Except Per Share Data)	2017	2016	Change %	2017	2016	Change %
Income Statement Data
Net income	$45,993	$11,995	283.4%	$51,023	$49,904	2.2%
Less: after-tax net realized investment gains (losses)	693	(90)	NM	5,241	3,967	32.1%
Adjusted operating income	$45,300	$12,085	274.8%	$45,782	$45,937	(0.3)%
Diluted Earnings Per Share Data
Net income	$1.81	$0.46	293.5%	$1.99	$1.93	3.1%
Less: after-tax net realized investment gains	0.03	—	—%	0.20	0.15	33.3%
Adjusted operating income	$1.78	$0.46	287.0%	$1.79	$1.78	0.6%
NM=Not meaningful